Exhibit 10.5.6
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     REAFFIRMATION AGREEMENT, dated as of March 2, 2011 (this “Agreement”), among (a) the Grantors listed on Schedule A hereto (the “Reaffirming Parties”), (b) Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), (c) The Bank of New York Mellon, as trustee (in such capacity, the “2011 Trustee”) under the 2011 Senior Secured Notes Indenture (as defined below), (d) The Bank of New York Mellon, as trustee under the 2010 Senior Secured Notes Indenture (as defined below) (in such capacity, the “2010 Trustee”), (e) The Bank of New York Mellon, as trustee under the 2009 Senior Secured Notes Indenture (as defined below) (in such capacity, the “2009 Trustee”) and (f) The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents (together, the “Collateral Agents”) under the First Lien Intercreditor Agreement (as defined below).
          A. The Administrative Agent, the 2009 Trustee, the Collateral Agents and the Reaffirming Parties, among others, entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement and the Credit Agreement, as applicable.
          B. Pursuant to the Credit Agreement dated as of November 5, 2009 (as amended from time to time on or prior to the date hereof, including as amended and restated pursuant to Amendment No. 4 (as defined below), the “Credit Agreement”), among Holdings, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent, certain Borrowers, on February 9, 2011, borrowed the Term Loans (as defined in Amendment No. 4 and Incremental Term Loan Assumption Agreement dated as of February 9, 2011 to the Credit Agreement (“Amendment No. 4”)).
          C. Reynolds Group Issuer (Luxembourg) S.A., Reynolds Group Issuer LLC and Reynolds Group Issuer Inc. (collectively, the “Issuers”) (as successors to the issuers under the 2009 Senior Secured Notes Indenture), the Collateral Agents, the 2009 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of November 5, 2009 (the “2009 Senior Secured Notes Indenture”), pursuant to which the Issuers issued debt securities (the “2009 Senior Secured Notes”).

          D. The Issuers (as successors to the Escrow Issuers (as defined in the 2010 Senior Secured Notes Indenture)), the Collateral Agents, the 2010 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of October 15, 2010 (the “2010 Senior Secured Notes Indenture”), pursuant to which the Issuers issued debt securities (the “2010 Senior Secured Notes”). On November 16, 2010, in connection with such issuance, the 2010 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
          E. The Issuers, the Collateral Agents, the 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of February 1, 2011 (the “2011 Senior Secured Notes Indenture”), pursuant to which the Issuers issued debt securities (the “2011 Senior Secured Notes”). On February 1, 2011, in connection with such issuance, the 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
          F. Each Reaffirming Party is party to one or more of the Reaffirmed Security Documents (as defined below).
          G. Each Reaffirming Party expects to realize, or has realized, direct and indirect benefits as a result of the funding of the Term Loans, the issuance of the 2011 Senior Secured Notes and the consummation of the transactions contemplated thereby.
          In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
Reaffirmation
          SECTION 1.01. Reaffirmation. (a) Each Reaffirming Party (i) agrees that, notwithstanding the borrowing of the Term Loans and the issuance of the 2011 Senior Secured Notes, each of the Security Documents (each as may have been amended and/or confirmed on or prior to the date hereof) set forth on Schedule B hereto to which it is a party (each, a “Reaffirmed Security Document”) continues to be in full force and effect, subject to the Legal Reservations, and is hereby ratified and reaffirmed, (ii) confirms its respective pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iii) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continues in full force and effect subject to the Legal Reservations and extends, subject to the limitations contained therein, to (A) the Term Loans, which are, as of February 9, 2011, considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement and (B) the “Secured Obligations” as defined in the 2011 Senior Secured Notes Indenture, which have been designated as “Additional Obligations” under and pursuant to the First Lien Intercreditor Agreement (the “Secured Notes Designation”).
     (b) Each Reaffirming Party hereby (i) ratifies and affirms Amendment No. 4 and the transactions contemplated thereby, (ii) agrees that, notwithstanding the effectiveness of Amendment No. 4, Article X of the Credit Agreement continues to be in full force and effect, (iii) confirms its guarantee of the Bank Obligations (with respect to itself), all as provided in the Loan Documents as originally executed (including any limitations expressly set forth therein as may be amended and/or modified from time to time) and (iv) acknowledges that such guarantee (including any limitations thereto expressly set forth in the relevant Loan Document, including Schedule 10.03 of the Credit Agreement mutatis mutandis and in any Guarantor Joinder to the

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Credit Agreement) continues in full force and effect in respect of the Bank Obligations under the Credit Agreement and the other Loan Documents, including the Term Loans.
     (c) Each Reaffirming Party hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, the obligations under the Term Loans and the “Secured Obligations” as defined in the 2011 Senior Secured Notes Indenture constitute “Obligations” or “Secured Liabilities” or words of similar import as set forth across from and described under the applicable Reaffirmed Security Documents listed in Schedule B (subject to certain exceptions in respect of certain of the documentation listed in Schedule B that is governed by the laws of Germany).
     (d) Each Reaffirming Party hereby agrees that the Parallel Debt, if any, of such Reaffirming Party created under the First Lien Intercreditor Agreement or under any guarantor joinder in effect prior to the date hereof shall continue to be in full force and effect and shall accrue to the benefit of each Collateral Agent (for the benefit of the Secured Parties (as defined in the First Lien Intercreditor Agreement)) and shall continue to apply, as applicable, in relation to all Obligations (as defined in the First Lien Intercreditor Agreement) following the funding of the Term Loans, the issuance of the 2011 Senior Secured Notes and the Secured Notes Designation.
ARTICLE II
Representations and Warranties
          SECTION 2.01. Organization; Powers. Each Reaffirming Party hereby represents and warrants as of the date hereof that such Reaffirming Party (a) is duly organized, validly existing and in good standing (or where applicable the equivalent status in any foreign jurisdiction) under the laws of the jurisdiction of its organization and (b) has the power and authority to execute, deliver and perform its obligations under this Agreement.
          SECTION 2.02. Authorization. Each Reaffirming Party hereby represents and warrants as of the date hereof that the entry by such Reaffirming Party into this Agreement has been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action.
          SECTION 2.03. Enforceability. Each Reaffirming Party hereby represents and warrants as of the date hereof that this Agreement has been duly executed and delivered by such Reaffirming Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Reaffirming Party enforceable against such Reaffirming Party in accordance with its terms.
ARTICLE III
Miscellaneous
          SECTION 3.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement.
          SECTION 3.02. Loan Document. This Agreement is a Loan Document (as defined in the Credit Agreement) executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms of the Credit Agreement as applicable.

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          SECTION 3.03. Effectiveness; Counterparts. This Agreement shall become effective on the date when copies hereof which, when taken together, bear the signatures of each Reaffirming Party, the Collateral Agents, the Administrative Agent, the 2011 Trustee, the 2010 Trustee and the 2009 Trustee shall have been received by each of the Collateral Agents, the Administrative Agent, the 2011 Trustee, the 2010 Trustee and the 2009 Trustee. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
          SECTION 3.04. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under any Loan Document or discharge or release the priority of any Loan Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under any Loan Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of Holdings, any Borrower, any Issuer or any other Grantor under any Loan Document from any of its obligations and liabilities thereunder. Each of the Loan Documents shall remain in full force and effect notwithstanding the execution and delivery of this Agreement.
          SECTION 3.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 3.06. Austrian Stamp Duty, Etc. The parties hereto agree that the provisions of Sections 9.19 (Place of Performance) and 9.20 (Austria Stamp Duty) of the Credit Agreement (and, if the Credit Agreement is no longer in existence, an equivalent clause in any Additional Agreement) and the provisions of Sections 5.15 (Place of Performance) and 5.16 (Austrian Stamp Duty) of the First Lien Intercreditor Agreement (and, if the First Lien Intercreditor Agreement is no longer in existence, an equivalent clause in any Intercreditor Arrangements) shall apply to this Agreement as if incorporated herein mutatis mutandis.
          SECTION 3.07. No Other Supplement; Confirmation. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document, all of which shall continue in full force and effect.
          SECTION 3.08. Rights of the Collateral Agents. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agents under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Agreement as if set out in full herein.
[remainder of page intentionally blank; signature page is next page]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA.
By	/s/ Guilherme Rodrigues Miranda
	Name:	Guilherme Rodrigues Miranda
	Title:	Manager

SIG BEVERAGES BRASIL LTDA.
By	/s/ Félix Colas Morea
Name:
Title:

SIG COMBIBLOC DO BRASIL LTDA.
By	/s/ Antonio Luiz Tafner Ferreira
	Name:	Antonio Luiz Tafner Ferreira
	Title:	Financial Manager

By	/s/ Edimara Iansen Wieczorek
	Name:	Edimara Iansen Wieczorek
	Title:	Legal Manager

Signature Page to Reaffirmation Agreement

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG BEVERAGES GERMANY GMBH
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG COMBIBLOC GMBH
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG COMBIBLOC HOLDING GMBH
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

Signature Page to Reaffirmation Agreement

SIG COMBIBLOC SYSTEMS GMBH
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG EURO HOLDING AG & CO. KGAA towards all parties to this Agreement other than SIG Reinag AG, acting through its general partner (Komplementär) SIG Reinag AG
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

towards SIG Reinag AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as its authorized representative
/s/ Rolf Stangl
Name:	Rolf Stangl
Title:	Chairman of the supervisory board

Signature Page to Reaffirmation Agreement

SIG INFORMATION TECHNOLOGY GMBH
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG INTERNATIONAL SERVICES GMBH
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG VIETNAM BETEILIGUNGS GMBH
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

Signature Page to Reaffirmation Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,
By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

STATE OF NEW YORK
COUNTY OF NEW YORK
On the 24th day of February in the year 2011 before me, the undersigned, personally appeared Robert Hetu-MDR, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Marjorie E. Bull
Name:	Marjorie E. Bull

Sworn to before me this 24th day of Feb., 2011
Notary Public
Printed Name: Marjorie E. Bull
My Commission Expires: 02-20-15
STATE OF NEW YORK
COUNTY OF NEW YORK
On the 24th day of February in the year 2011 before me, the undersigned, personally appeared Kevin Buddhdew -Associate, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Marjorie E. Bull
Name:	Marjorie E. Bull

Sworn to before me this 24th day of Feb., 2011
Notary Public
Printed Name: Marjorie E. Bull
My Commission Expires: 02-20-15
Signature Page to Reaffirmation Agreement

THE BANK OF NEW YORK MELLON, in its capacity as Collateral Agent,
By:	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

THE BANK OF NEW YORK MELLON, in its capacity as 2011 Trustee, 2010 Trustee and 2009 Trustee,
By:	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

STATE OF NEW YORK
COUNTY OF NEW YORK
On the 28th day of February in the year 2011 before me, the undersigned, personally appeared Catherine F. Donohue, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy A. Cruz
Name:	Nancy A. Cruz

Sworn to before me this 28th day of Feb., 2011
Notary Public
Printed Name: Nancy A. Cruz
My Commission Expires: 12-23-13
_____________________
Signature Page to Reaffirmation Agreement

WILMINGTON TRUST (LONDON) LIMITED, in its capacity as Collateral Agent,
By:	/s/ Elaine Lockhart
	Name:	Elaine Lockhart
	Title:	Director

Signature Page to Reaffirmation Agreement

SCHEDULE A TO REAFFIRMATION AGREEMENT

List of the Reaffirming Parties

JURISDICTION

BRAZIL	Closure Systems International (Brazil) Sistemas de Vedaçao Ltda. SIG Beverages Brasil Ltda. SIG Combibloc do Brasil Ltda.

GERMANY	SIG Euro Holding AG & Co. KGaA
SIG Beverages Germany GmbH
SIG Combibloc Holding GmbH
SIG Vietnam Beteiligungs GmbH
SIG Combibloc GmbH
SIG Combibloc Systems GmbH
SIG Combibloc Zerspanungstechnik GmbH
SIG Information Technology GmbH
SIG International Services GmbH
Closure Systems International Holdings (Germany) GmbH
Closure Systems International Deutschland GmbH

SCHEDULE B
TO THE REAFFIRMATION AGREEMENT
List of the Reaffirmed Security Documents
Collateral Agent: The Bank of New York Mellon

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
BRAZIL	Pledge Agreement over Receivables and other Credit Rights between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010.	“Secured Obligations”

Accounts Pledge Agreement between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010.

Pledge Agreement over Inventory, Equipment and other Assets between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010.

Accounts Pledge Agreement between The Bank of New York Mellon and SIG Combibloc do Brasil Ltda. dated as of March 30, 2010.

Pledge Agreement over Receivables and other Credit Rights between The Bank of New York Mellon and SIG Combibloc do Brasil Ltda. dated as of March 30, 2010.

Quota Pledge Agreement between The Bank of New York Mellon, SIG Euro Holding AG & Co. KGaA, SIG Beverages Germany GmbH and SIG Beverages Brasil Ltda. dated as of March 30, 2010.

GERMANY	Notarial share pledge agreement dated November 5, 2009 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Holding GmbH, SIG Combibloc GmbH, SIG Beverages Germany GmbH, SIG International Services GmbH and SIG Information Technology GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.	“Obligations”

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Notarial share pledge agreement dated November 16, 2010 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc Holding GmbH, SIG Combibloc GmbH, SIG Beverages Germany GmbH, SIG International Services GmbH and SIG Information Technology GmbH.

Notarial Share Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc GmbH, SIG Combibloc Systems GmbH and SIG Vietnam Beteiligungs GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.

Notarial Share Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc GmbH, SIG Combibloc Systems GmbH and SIG Vietnam Beteiligungs GmbH.

Notarial Share Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Zerspanungstechnik GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.

Notarial Share Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc Zerspanungstechnik GmbH.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Notarial Share Pledge Agreement dated November 5, 2009 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in Closure Systems International Deutschland GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.

Notarial Share Pledge Agreement dated November 16, 2010 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Closure Systems International Deutschland GmbH.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledge.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Account Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Beverages Germany GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Beverages Germany GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Account Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Zerspanungstechnik GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Vietnam Beteiligungs GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Vietnam Beteiligungs GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG International Services GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG International Services GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Information Technology GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Account Pledge Agreement dated November 16, 2010 and entered into between SIG Information Technology GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between Closure Systems International Deutschland GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Account Pledge Agreement dated November 16, 2010 and entered into between Closure Systems International Deutschland GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Global Assignment Agreement dated November 5, 2009 and entered into between as SIG Euro Holding AG & Co. KGaA assignor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc Holding GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Beverages Germany GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Global Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Vietnam Beteiligungs GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG International Services GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Information Technology GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Global Assignment Agreement dated November 5, 2009 and entered into between Closure Systems International Holdings (Germany) GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Global Assignment Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland

Local term covering
“Obligations“ as defined
JURISDICTION	DOCUMENTS	in the FLICA
GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Global Assignment Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as assignor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Security Transfer Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as transferor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Security Transfer Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH as transferor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Security Transfer Agreement dated November 5, 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as transferor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Security Transfer Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland GmbH as transferor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
IP Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

IP Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

Security Purpose Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH and Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as chargors and The Bank of New York Mellon as Collateral Agent relating to certain land charges, as amended by a confirmation and amendment agreement dated May 4 and November 16, 2010.

LUXEMBOURG	Pledge Over Shares Agreement dated May 4, 2010, and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent in respect of shares in Evergreen Packaging (Luxembourg) S.à r.l.	“Secured Obligations”

UNITED KINGDOM	Security Over Shares Agreement between SIG Combibloc Holding GmbH and The Bank of New York Mellon, in respect of the shares in SIG Combibloc Limited dated August 16, 2010.	“Secured Liabilities”